UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 15, 2017

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Avon Court, #4 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company”) was held on June 15, 2017. A quorum was present at the Annual Meeting. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 12, 2017 (the “Proxy Statement”), were: (1) to approve the proposed terms of an offering of up to $20 million, which contemplates the issuance and sale (the “Offering”) of (i) shares of the Company’s Series B convertible preferred stock, $0.001 par value per share (“Series B Preferred Stock”), each share of Series B Preferred Stock being initially convertible into one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment, (ii) for each share of Series B Preferred Stock purchased in this Offering, a 5-year warrant to purchase one share of Common Stock (the “Warrants”), and (iii) the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants, exceeding 19.9% of our outstanding common stock (collectively, the “Offering Proposal”); (2) to authorize the adjournment of the Annual Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of the Offering Proposal; (3) to elect six persons to serve as directors until the Company’s 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified; (4) to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; and (5) to approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2016, as disclosed in the Proxy Statement. At the Annual Meeting, the Company’s stockholders approved the five proposals, and the final results were as follows:

(1)	Approval of the Offering Proposal:

For	Against	Abstain	Broker Non-Votes
8,802,431	34,171	1,584,582	1,558,005

(2)

Authorization of an adjournment of the Annual Meeting, if necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the Annual Meeting in favor of the Offering Proposal:

For	Against	Abstain	Broker Non-Votes
10,388,624	10,546	22,014	1,558,005

(3)	Election of six persons to serve as directors until the Company’s 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
David G. Kalergis	10,342,288	78,896	1,558,005
Isaac Blech	10,330,194	90,990	1,558,005
John L. Gainer, Ph.D.	10,342,288	78,896	1,558,005
Robert Adams	10,341,858	79,326	1,558,005
Mark T. Giles	10,341,938	79,246	1,558,005
Alan Levin	10,341,858	79,326	1,558,005

(4)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
11,939,355	18,424	21,410

(5)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers during the year ended December 31, 2016, as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
10,275,297	54,942	90,945	1,558,005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2017	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
	Name:	David G. Kalergis
	Title:	Chief Executive Officer